--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         M/I SCHOTTENSTEIN HOMES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      [MI SCHOTTENSTEIN HOMES, INC. LOGO]
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                 March 13, 2002

To Our Shareholders:

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m., Eastern Daylight Time, on Thursday, April 18, 2002, at the offices of the Company, 3 Easton Oval, Columbus, Ohio.

     Enclosed is a copy of our 2001 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the proxy card and return it promptly in the postage-paid envelope provided, or alternatively, vote your proxy electronically via the Internet or telephonically in accordance with the instructions on your proxy card.

     We look forward to reviewing the activities of the Company at the meeting. We hope you can be with us.

                                          Sincerely,

                                          /s/ Irving E. Schottenstein
                                          Irving E. Schottenstein,
                                          Chief Executive Officer

     PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED,
            OR ALTERNATIVELY, VOTE ELECTRONICALLY OR TELEPHONICALLY

                      [MI SCHOTTENSTEIN HOMES, INC. LOGO]
                                 3 EASTON OVAL
                              COLUMBUS, OHIO 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 18, 2002

To Each Shareholder of M/I Schottenstein Homes, Inc.:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m., Eastern Daylight Time, on April 18, 2002, at the offices of the Company, 3 Easton Oval, Columbus, Ohio, for the following purposes:

          1) To elect three directors to serve until the 2005 annual meeting of shareholders or until their successors have been duly elected and qualified;

          2) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for the 2002 fiscal year; and

          3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 22, 2002, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

     It is important that your common shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy card in the envelope provided, or alternatively, vote your proxy electronically via the Internet or telephonically in accordance with the instructions on your proxy card. Proxies are revocable at any time, and shareholders who are present at the Annual Meeting may withdraw their proxy and vote in person if they so desire.

                                          By Order of the Board of Directors,

                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

March 13, 2002

                      [MI SCHOTTENSTEIN HOMES, INC. LOGO]
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                                    FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 18, 2002

                                                                  March 13, 2002

                                    GENERAL

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on Thursday, April 18, 2002 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about March 13, 2002. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the fiscal year ended December 31, 2001, including financial statements, is being mailed to all shareholders together with this proxy statement.

     A proxy card for use at the Annual Meeting is enclosed. Alternatively, shareholders holding common shares registered directly with the Company's transfer agent, EquiServe, may vote their proxy electronically via the Internet or telephonically by following the instructions on their proxy card. The deadline for voting electronically via the Internet or telephonically is 11:59 p.m., Eastern Daylight Time, on April 17, 2002. There are no fees or charges associated with voting electronically via the Internet or telephonically, other than fees or charges, if any, that shareholders pay for access to the Internet and for telephone service. Shareholders holding common shares in "street name" with a broker, bank or other holder of record may also be eligible to vote their proxy electronically via the Internet or telephonically. Such shareholders should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

     A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy card bearing a later date or casting a new vote electronically via the Internet or telephonically. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his or her common shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies properly executed or properly voted electronically via the Internet or telephonically that are received prior to, or at the time of, the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, proxies will be voted for the nominees for election of directors set forth herein, for Proposal No. 2 and, at the discretion of the proxyholders, on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were 7,530,047 of the Company's common shares, par value $.01 per share (the "Common Shares"), issued and outstanding on February 22, 2002 (the "Record Date"), which date has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted to a shareholder vote, each shareholder will be entitled to one vote, in person or by proxy, for each Common Share registered in his or her name on the books of the Company as of the Record Date. A quorum for the Annual Meeting is a majority of the outstanding Common Shares on the Record Date.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A class of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. The three nominees receiving the greatest number of votes cast will be elected to serve until the 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Withheld votes with respect to any nominee will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

     Information concerning the nominees and the remaining members of the Board is set forth below. Thomas D. Igoe, Steven Schottenstein and Lewis R. Smoot, Sr. will serve until the 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Friedrich K. M. Bohm, Jeffrey H. Miro and Robert H. Schottenstein will serve until the 2004 Annual Meeting of Shareholders or until their successors are duly elected. The term of Kerrii B. Anderson, a current director of the Company and a member of the Audit Committee and the Compensation Committee, expires at the Annual Meeting.

     Unless otherwise specified in your proxy, the Common Shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors. The Board has no reason to believe that any nominee will not serve if elected. If any nominee becomes unwilling or unable to serve as a director, the proxyholders reserve full discretion to vote the Common Shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NAMED BELOW AS NOMINEES FOR ELECTION AS DIRECTORS.

                                                                                        YEAR FIRST
                                                                                        SERVED AS
NAME                        AGE             CURRENT POSITIONS WITH COMPANY               DIRECTOR
----                        ---             ------------------------------              ----------
NOMINEES

Phillip G. Creek            49     Senior Vice President, Chief Financial Officer       Nominee
                                   and Treasurer

Irving E. Schottenstein     73     Chief Executive Officer, Director (Chairman),          1976
                                   member of Executive Committee (Chairman), member
                                   of Compensation Committee

Norman L. Traeger           62     Director, member of Audit Committee, member of         1997
                                   Compensation Committee (Chairman), member of
                                   Executive Officer Compensation Committee

DIRECTORS

Friedrich K. M. Bohm        60     Director, member of Audit Committee, member of         1994
                                   Compensation Committee, member of Executive
                                   Officer Compensation Committee (Chairman)

Thomas D. Igoe              70     Director, member of Audit Committee (Chairman),        2000
                                   member of Compensation Committee, member of
                                   Executive Officer Compensation Committee

Jeffrey H. Miro             59     Director, member of Compensation Committee,            1998
                                   member of Executive Officer Compensation
                                   Committee

Robert H. Schottenstein     49     President, Director (Vice Chairman), member of         1993
                                   Executive Committee, member of Compensation
                                   Committee

Steven Schottenstein        45     Chief Operating Officer, Director (Vice                1993
                                   Chairman), member of Executive Committee, member
                                   of Compensation Committee

Lewis R. Smoot, Sr.         68     Director, member of Executive Committee, member        1993
                                   of Audit Committee, member of Compensation
                                   Committee, member of Executive Officer
                                   Compensation Committee

---------------

Irving E. Schottenstein is the father of Robert H. Schottenstein and Steven Schottenstein.

BUSINESS EXPERIENCE

  NOMINEES -- TERM TO EXPIRE AT 2005 ANNUAL MEETING

     Phillip G. Creek has been Chief Financial Officer since September 2000, Senior Vice President since September 1993, Treasurer since January 1993 and Chief Financial Officer and Treasurer of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial"), since September 2000. He served as Senior Vice President of M/I Financial from February 1997 until September 2000 and Vice President of M/I Financial from August 1995 until February 1997.

     Irving E. Schottenstein has been Chief Executive Officer since August 1986 and Chairman of the Board of the Company and its predecessors since 1976. He was also Chairman of the Board and President of M/I Financial from 1983 until August 1995.

     Norman L. Traeger founded United Skates of America, a chain of family fun centers, in 1971 and The Discovery Group, a venture capital firm, in 1983. Mr. Traeger currently owns and manages industrial, commercial and office real estate.

  DIRECTORS -- TERM TO EXPIRE AT 2003 ANNUAL MEETING

     Thomas D. Igoe served as a consultant to Bank One, NA's Corporate Banking Division from January 1997 until December 1999. From 1962 until January 1997, Mr. Igoe was an employee of Bank One, NA, most recently as Senior Vice President -- Corporate Banking.

     Steven Schottenstein has been Vice Chairman and Chief Operating Officer since January 1999 and Assistant Secretary since April 1992. He served as Senior Executive Vice President from May 1996 until January 1999 and Executive Vice President from February 1994 until May 1996.

     Lewis R. Smoot, Sr. has been President and Chief Executive Officer of The Smoot Corporation, a construction contractor and construction management concern, since 1987. He currently serves as a Director of Huntington Bancshares Incorporated.

  DIRECTORS -- TERM TO EXPIRE AT 2004 ANNUAL MEETING

     Friedrich K. M. Bohm has been Chairman of NBBJ, the second largest architectural firm in the United States, since 1997. From 1987 until 1997, Mr. Bohm was Managing Partner and Chief Executive Officer of NBBJ. He is a Director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and is a Director of The Daimler Group.

     Jeffrey H. Miro has been Chairman of the law firm of Miro, Weiner and Kramer, with offices in Bloomfield Hills, Michigan and New York, New York, since 1981. In addition, Mr. Miro is an Adjunct Professor of Law at the University of Michigan Law School. He currently serves as a Director of Sotheby's Holdings, Inc.

     Robert H. Schottenstein has been Vice Chairman since January 1999, President since May 1996 and Assistant Secretary since March 1991. He served as Executive Vice President from February 1994 until May 1996. He currently serves as a Director of Huntington Bancshares Incorporated.

NOMINATION OF DIRECTORS

     Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. To nominate one or more persons for election as a director, the Company's Amended and Restated Regulations require that a shareholder give written notice of his or her intent to make such nomination or nominations by personal delivery or by United States Mail, postage prepaid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year's annual meeting (or, if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting or in the case of a special meeting, within seven days after the date the Company mails or otherwise gives notice of the date of the meeting). Such notice shall set forth: (i) the name and address of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission") had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

     The Board held four meetings during 2001. Except for Jeffrey H. Miro and Lewis R. Smoot, Sr., all members of the Board during 2001 attended at least 75% of all meetings of the Board and of the committees on which they served. The Board does not have a nominating committee. The full Board selects the nominees for directors.

     The Board's Audit Committee with respect to the 2001 fiscal year consisted of Thomas D. Igoe (Chairman), Kerrii B. Anderson, Friedrich K. M. Bohm, Lewis R. Smoot, Sr. and Norman L. Traeger. Pursuant to a written Audit Committee Charter adopted by the Board (the "Audit Committee Charter"), the Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, the activities of the internal auditors, and potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and auditors and making recommendations concerning these matters to the Board. In addition, the Audit Committee periodically reviews and reassesses the Audit Committee Charter and its policies and procedures that relate to the independence and objectivity of the Company's independent accountants and auditors. At least annually, the Audit Committee obtains the Board's approval of the Audit Committee Charter. Other than Ms. Anderson, each member of the Audit Committee qualifies as independent under the rules of the New York Stock Exchange ("NYSE"). Ms. Anderson does not qualify as independent under NYSE rules because three years have not elapsed since she resigned as a Senior Vice President and the Chief Financial Officer of the Company effective August 31, 2000. The Board has determined in its business judgment that Ms. Anderson's membership on the Audit Committee is required by the best interests of the Company and its shareholders based on her 15 years of experience serving as the Chief Financial Officer of the Company and another publicly traded corporation and her background in public accounting. The Audit Committee met four times in 2001. The Audit Committee's report relating to the 2001 fiscal year appears on page 15.

     The Board has a Compensation Committee, whose members with respect to the 2001 fiscal year were Norman L. Traeger (Chairman), Kerrii B. Anderson, Friedrich K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein and Lewis R. Smoot, Sr. The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for executive officers and administering the Company's stock option plan. The Compensation Committee met four times in 2001. The Compensation Committee's report relating to the 2001 fiscal year appears on page 12.

     The Board also has an Executive Officer Compensation Committee, whose members with respect to the 2001 fiscal year were Friedrich K. M. Bohm (Chairman), Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger. Each member of the Executive Officer Compensation Committee is an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Executive Officer Compensation Committee's duties include developing and administering the plans necessary to ensure that the compensation paid to the chief executive officer and the other executive officers of the Company will be tax deductible. The Executive Officer Compensation Committee met four times in 2001. The Executive Officer Compensation Committee's report relating to 2001 fiscal year appears on page 12.

     Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all of the powers and duties of the Board. The members of the Executive Committee with respect to the 2001 fiscal year were Irving E. Schottenstein (Chairman), Robert
H. Schottenstein, Steven Schottenstein and Lewis R. Smoot, Sr. During 2001, the Executive Committee did not hold any meetings but did take two written actions.

                                 PROPOSAL NO. 2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the Company's independent accountants and auditors for the fiscal year ending December 31, 2002. Deloitte & Touche LLP served as the Company's independent accountants and auditors for fiscal year 2001. Although action by the shareholders in this matter is not required, the Board believes that shareholder ratification of its appointment of Deloitte & Touche LLP is appropriate because of the independent accountants' and auditors' role in maintaining the quality and integrity of the Company's financial controls and reporting practices. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 2002. Abstentions and broker non-votes will be counted for purposes of establishing a quorum and will have the same effect as a vote against the proposal. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 31% of the outstanding Common Shares, have indicated that they intend to vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors. In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP, the Board will consider other independent accountants and auditors upon the recommendation of the Audit Committee.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2002.

                  EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

     The executive officers of the Company are Irving E. Schottenstein, Robert
H. Schottenstein, Steven Schottenstein and Phillip G. Creek. Biographical information with respect to the executive officers is set forth on pages 3-4. The following table sets forth biographical information with respect to certain key employees of the Company.

                                                                                  YEAR STARTED
NAME                                  AGE   CURRENT POSITIONS WITH COMPANY        WITH COMPANY
----                                  ---   ------------------------------        ------------
Paul S. Coppel......................  43    President Land Operations, General        1994
                                            Counsel and Secretary

Paul S. Rosen.......................  51    Chief Executive Officer and               1993
                                            President of M/I Financial and
                                            Senior Vice President

Lloyd T. Simpson....................  56    President, Columbus Region                1984

BUSINESS EXPERIENCE

     Paul S. Coppel joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became Secretary in February 1995 and President Land Operations in January 1999. He became Secretary of M/I Financial in August 1995.

     Paul S. Rosen joined the Company in August 1993 as Vice President of Mortgage Operations for M/I Financial. Mr. Rosen became Chief Executive Officer of M/I Financial in February 1994, President of M/I Financial in August 1995 and Senior Vice President of the Company in February 1999.

     Lloyd T. Simpson joined the Company in 1984 as Vice President/Regional Manager-Ohio Region. Mr. Simpson became Vice President/Regional Manager of the Columbus Region in February 1996 and President of the Columbus Region in November 1996. He also served as Senior Vice President from September 1993 until November 1996.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of the Record Date, the number and percentage of the outstanding Common Shares held by each person who, to the knowledge of the Company, beneficially owns more than five percent of the outstanding Common Shares, by each of the Company's directors, nominees and Named Executive Officers (as defined below) and by all of the directors, nominees and executive officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such Common Shares.

                                                                NUMBER OF
                                                                 COMMON         PERCENT
NAME OF BENEFICIAL OWNER                                        SHARES(1)       OF CLASS
------------------------                                      -------------     --------
Kerrii B. Anderson..........................................     15,321(2)        (3)
Friedrich K. M. Bohm........................................     12,776(4)        (3)
Phillip G. Creek............................................     19,257(5)        (3)
Thomas D. Igoe..............................................      2,562(4)        (3)
Jeffrey H. Miro.............................................      6,649(4)        (3)
Irving E. Schottenstein.....................................    550,263(6)        7.3%
Robert H. Schottenstein.....................................    447,277(7)        5.9%
Steven Schottenstein........................................    460,894(8)        6.1%
Lewis R. Smoot, Sr. ........................................      7,706(4)        (3)
Norman L. Traeger...........................................     13,386(4)        (3)
All directors, nominees and executive officers as a group(10
  persons)..................................................  1,536,091          20.3%
FMR Corp. ..................................................  1,102,600(9)       14.8%
     82 Devonshire Street
     Boston, Massachusetts 02109
Dimensional Fund Advisors Inc. .............................    722,550(10)       9.7%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, California 90401
Linda S. Fisher.............................................    509,300(11)       6.8%
     11221 Grandon Ridge Circle
     Cincinnati, Ohio 45249
Gary L. Schottenstein.......................................    409,300(12)       5.4%
     2077 Parkhill Drive
     Columbus, Ohio 43209

---------------

(1)  The amounts shown include 1,504, 5,106, 4,350, 250, 4,049, 26,163, 13,977,
     5,794, 5,106 and 5,106 Common Shares held by Kerrii B. Anderson, Friedrich
     K. M. Bohm, Phillip G. Creek, Thomas D. Igoe, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein, Lewis R. Smoot, Sr. and Norman L. Traeger, respectively, under the terms of the Executives' Deferred Compensation Plan or the Directors Deferred Compensation Plan, as the case may be. Under the terms of the Executives' Deferred Compensation Plan and the Directors Deferred Compensation Plan, a participant does not beneficially own, or have voting or investment power with respect to, Common Shares acquired under the plan, until such Common Shares are distributed pursuant to terms of the plan.

(2)  Includes 200 Common Shares that underlie exercisable stock options.

(3)  Less than one percent of the outstanding Common Shares.

(4)  Includes 600 Common Shares that underlie exercisable stock options.

(5)  Includes 9,100 Common Shares that underlie exercisable stock options.

(6) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 453,300 Common Shares, and (ii) the Steven Schottenstein Descendants Trust which holds 54,800 Common Shares, and exercises all rights with regard to such Common Shares. Does not include an aggregate of 1,730,800 Common Shares which are held in trust by Irving E. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended, for the benefit of his four children: Robert H. Schottenstein (405,000 shares), Steven Schottenstein (430,200 shares), Gary L. Schottenstein (405,600 shares) and Linda S. Fisher (490,000 shares). As trustee, Irving E. Schottenstein is empowered to exercise all rights with regard to such Common Shares and, with the agreement of each beneficiary, amend each trust. Includes 16,000 Common Shares that underlie exercisable stock options.

(7) 405,000 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 6 above. 2,800 of these Common Shares are held by Robert H. Schottenstein individually. 16,500 of these Common Shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert H. Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares. Includes 9,000 Common Shares that underlie exercisable stock options.

(8) 430,200 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 6 above. 8,400 of these Common Shares are held by Steven Schottenstein individually. 16,500 of these Common Shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares.

(9) Based on information set forth in a Schedule 13G dated February 14, 2002, which was filed on behalf of FMR Corp., a parent holding company, and certain other Fidelity entities.

(10) Based on information set forth in a Schedule 13G dated January 30, 2002, which was filed by Dimensional Fund Advisors Inc., a registered investment advisor, on behalf of its advisory clients.

(11) 490,000 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 6 above. 2,800 of these Common Shares are held by Linda S. Fisher individually. 16,500 of these Common Shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such Common Shares and may be deemed the beneficial owner of such Common Shares.

(12) 405,600 of these Common Shares are held in trust by Irving E. Schottenstein in accordance with note 6 above. Includes 3,700 Common Shares that underlie exercisable stock options.

     The address of Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein is 3 Easton Oval, Columbus, Ohio 43219.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 2001, 2000 and 1999 for the Company's Chief Executive Officer and for each other executive officer of the Company (the "Named Executive Officers"):

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                      ANNUAL COMPENSATION                AWARDS
                                            ---------------------------------------    SECURITIES
                                                                       OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL                          SALARY      BONUS          COMPENSATION     OPTIONS      COMPENSATION
POSITION                             YEAR     ($)        ($)               ($)            (#)         ($)(1)(2)
------------------                   ----   -------   ---------        ------------   ------------   ------------
Irving E. Schottenstein              2001   575,000   2,875,000(3)(4)    98,241(5)       25,000         70,965
  Chief Executive Officer            2000   575,000   2,812,210(3)(6)   119,855(5)       12,500         70,923
                                     1999   575,000   2,875,000(3)(7)    85,659(5)       10,000         70,874

Robert H. Schottenstein              2001   376,923   1,400,000(3)(4)    58,299(5)       20,000         61,748
  President                          2000   325,000   1,097,135(3)(6)    60,648(5)        7,500         61,554
                                     1999   308,654   1,137,500(3)(7)    59,654(5)        5,000         61,642

Steven Schottenstein                 2001   362,308   1,365,000(3)(4)     2,651          20,000         49,648
  Chief Operating Officer            2000   300,000   1,012,740(3)(6)     2,505           7,500         49,454
                                     1999   300,000   1,050,000(3)(7)     2,329           5,000         49,542

Phillip G. Creek                     2001   225,000     443,750(3)(4)       901           3,500         19,809
  Senior Vice President,             2000   207,692     429,872(3)(6)       859           2,000         19,615
  Chief Financial Officer and
  Treasurer(8)

---------------

(1) The amounts shown include: (i) the individual's share of the Company's discretionary contribution under the Company's 401(k) plan, and (ii) the term and the non-term portion of the premium for a split-dollar life insurance policy for such individual, each as detailed in note 2 below. In addition, for each of the Named Executive Officers other than Irving E. Schottenstein, such amounts include long-term disability plan premiums of $1,468 for the 1999 fiscal year, $1,331 for the 2000 fiscal year and $1,483 for the 2001 fiscal year.

(2) "All Other Compensation" for each of the Named Executive Officers includes the individual's share of the Company's discretionary contribution for the 1999, 2000 and 2001 fiscal years under the Company's 401(k) plan in the amounts of $3,374, $3,423 and $3,465, respectively. "All Other Compensation" for Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein for the 1999 fiscal year also includes (i) the term portion of the premium for a split-dollar life insurance policy of $9,575, $3,520 and $2,640, respectively, and (ii) the non-term portion of the premium for a split-dollar life insurance policy of $57,925, $53,280 and $42,060, respectively. "All Other Compensation" for Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein and Phillip G. Creek for the 2000 and 2001 fiscal years also includes (iii) the term portion of the premium for a split-dollar life insurance policy of $10,025, $3,720, $2,840 and $983, respectively, for the 2000 fiscal year, and $11,210, $3,960, $3,040 and $1,044, respectively, for the 2001 fiscal year, and (iv) the non-term portion of the premium for a split-dollar life insurance policy of $57,475, $53,080, $41,860 and $13,878, respectively, for the 2000 fiscal year, and $56,290, $52,840, $41,660 and $13,817, respectively, for the 2001 fiscal year.

(3) Represents amounts accrued pursuant to the Executive Officers Compensation Plan and approved by the Executive Officer Compensation Committee. The amounts shown for Phillip G. Creek also include a $50,000 discretionary bonus awarded to Mr. Creek in 2000 in consideration for him assuming the duties of the Chief Financial Officer and in 2001 based on his performance as the Chief Financial Officer.

(4) Pursuant to the terms of the Company's Executives' Deferred Compensation Plan, which was adopted in 1998, each of the Company's executive officers has the right to allocate a portion of his bonus to Common Shares. Each participant will not beneficially own Common Shares acquired under the plan until such Common Shares are distributed pursuant to the terms of the plan. With respect to Irving E. Schottenstein, the amount shown includes $143,750 allocated to Common Shares (3,761 shares). With respect to Robert H. Schottenstein, the amount shown includes $70,000 allocated to Common Shares (1,831 shares). With respect to Steven Schottenstein, the amount shown includes $68,250 allocated to Common Shares (1,785 shares). With respect to Phillip G. Creek, the amount shown includes $44,375 allocated to Common Shares (1,161 shares).

(5) With respect to Irving E. Schottenstein, the amounts shown include $84,071, $101,080 and $63,560 for the 1999, 2000 and 2001 fiscal years, respectively, for personal use of Company property. With respect to Robert
     H. Schottenstein, the amounts shown include $54,880, $57,399 and $43,360 for the 1999, 2000 and 2001 fiscal years, respectively, for personal use of Company property.

(6) With respect to Irving E. Schottenstein, the amount shown includes $140,610 allocated to Common Shares (7,388 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Robert H. Schottenstein, the amount shown includes $54,857 allocated to Common Shares (2,882 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Steven Schottenstein, the amount shown includes $50,637 allocated to Common Shares (2,660 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Phillip G. Creek, the amount shown includes $42,987 allocated to Common Shares (2,258 shares) pursuant to the Executives' Deferred Compensation Plan.

(7) With respect to Irving E. Schottenstein, the amount shown includes $143,750 allocated to Common Shares (8,424 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Robert H. Schottenstein, the amount shown includes $56,875 allocated to Common Shares (3,333 shares) pursuant to the Executives' Deferred Compensation Plan. With respect to Steven Schottenstein, the amount shown includes $52,500 allocated to Common Shares (3,077 shares) pursuant to the Executives' Deferred Compensation Plan.

(8) Phillip G. Creek was appointed the Chief Financial Officer and an executive officer of the Company effective September 1, 2000.

     On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement. On November 14, 2001, the Company, with the approval of the Board, and Mr. Schottenstein amended the employment agreement. Under the amended agreement, in the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years in an annual amount equal to $1,000,000. In addition, under the amended agreement, the Company has agreed to maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1,500,000, and, upon the death of Mr. Schottenstein, pay to Mr. Schottenstein's designated beneficiary, $1,000,000 per year for a period of three years (such amount payable on death to be reduced by any disability payments made by the Company to Mr. Schottenstein under the amended agreement).

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the nonqualified stock options granted by the Board during the 2001 fiscal year to each of the Named Executive Officers:

                                            INDIVIDUAL GRANTS (1)                         POTENTIAL
                             ----------------------------------------------------    REALIZABLE VALUE AT
                               NUMBER                                               ACCRUED ANNUAL RATES
                                 OF                                                    OF STOCK PRICE
                             SECURITIES     % OF TOTAL                                  APPRECIATION
                             UNDERLYING   OPTIONS GRANTED                              FOR OPTION TERM
                              OPTIONS     TO EMPLOYEES IN   EXERCISE                ---------------------
                              GRANTED       FISCAL YEAR      PRICE     EXPIRATION      5%          10%
NAME                            (#)             (%)          ($/SH)       DATE         ($)         ($)
----                         ----------   ---------------   --------   ----------   ---------   ---------
Irving E. Schottenstein        25,000          21.60         32.75      2/13/11      514,907    1,304,877
Robert H. Schottenstein        20,000          17.28         32.75      2/13/11      411,926    1,043,901
Steven Schottenstein           20,000          17.28         32.75      2/13/11      411,926    1,043,901
Phillip G. Creek                3,500           3.02         32.75      2/13/11       72,087      182,683

---------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to options exercised during the 2001 fiscal year and unexercised nonqualified stock options held as of the end of the 2001 fiscal year by each of the Named Executive Officers.

                                                                     NUMBER OF
                                    NUMBER                     SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                 OF SECURITIES                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                  UNDERLYING                    AT FISCAL YEAR END            AT FISCAL YEAR END
                                    OPTIONS       VALUE               (#)(1)                          ($)
                                   EXERCISED     REALIZED   ---------------------------   ---------------------------
             NAME                     (#)          ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -------------   --------   -----------   -------------   -----------   -------------
Irving E. Schottenstein             --             --         16,000         31,500         454,320        738,193
Robert H. Schottenstein             26,000       564,120       9,000         24,500         227,493        552,553
Steven Schottenstein                26,000       689,868       9,000         24,500         227,493        552,553
Phillip G. Creek                    10,000       327,274       9,100          4,900         315,838        118,161

---------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.

COMPENSATION OF DIRECTORS

     Each of the outside directors on the Board (Kerrii B. Anderson, Friedrich
K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger) receives 250 Common Shares per quarter, pursuant to the Directors Deferred Compensation Plan, as payment for his or her service on the Board and any of its committees. However, no outside director is entitled to receive such quarterly compensation unless he or she participates, in person or telephonically, in the regularly scheduled meeting of the Board and each committee of which he or she is a member held during the applicable quarter. In addition, each outside director receives 250 Common Shares for each special meeting of the Board or any of its committees in which such outside director participates, in person or telephonically. During the 2001 fiscal year, each of the outside directors also received an option to purchase 1,000 Common Shares pursuant to the Company's stock option plan.

COMPENSATION COMMITTEE AND EXECUTIVE OFFICER COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee with respect to the 2001 fiscal year was comprised of nine members: Kerrii B. Anderson, Friedrich K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Irving E. Schottenstein, Robert H. Schottenstein, Steven Schottenstein, Lewis R. Smoot, Sr. and Norman L. Traeger. Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein are executive officers of the Company. During the 2001 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Board or the Compensation Committee. On August 13, 2001, Irving E. Schottenstein, Chairman and Chief Executive Officer of the Company, borrowed $300,000 from the Company. On December 20, 2001, Mr. Schottenstein repaid such indebtedness with interest thereon at the prime rate.

     The Executive Officer Compensation Committee with respect to the 2001 fiscal year was comprised of five members: Friedrich K. M. Bohm, Thomas D. Igoe, Jeffrey H. Miro, Lewis R. Smoot, Sr. and Norman L. Traeger. None of such members is or was formerly an officer or employee of the Company. During the 2001 fiscal year, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers served on the Board or the Executive Officer Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of, and transactions in, the Common Shares of the Company by executive officers, directors and persons who own more than ten percent of the Common Shares are required to be reported to the Commission pursuant to Section 16 of the Securities Exchange Act of 1934, as amended. Based solely on a review of the copies of reports furnished to the Company and representations of certain executive officers and directors, the Company believes that during the 2001 fiscal year its executive officers, directors and greater than ten percent beneficial owners complied with such requirements.

COMPENSATION COMMITTEE AND EXECUTIVE OFFICER COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     General. In 2001, the Executive Officer Compensation Committee reviewed and determined the compensation for the Chief Executive Officer and for each of the other executive officers of the Company. The Compensation Committee reviewed the Company's 401(k) plan with respect to investment selections, returns, audit results and the Company's discretionary contributions. The Compensation Committee also reviewed all stock option awards granted by the Company.

     The Company's executive compensation program is intended to serve four primary objectives: (i) attract and retain qualified executives to manage the Company's business; (ii) provide executives with incentives to accomplish the Company's business objectives and strategy and meet specific performance goals;
(iii) encourage stock ownership by executives in order to enhance mutuality of interest with the Company's shareholders; and (iv) maximize shareholder value. The Executive Officer Compensation Committee and the Compensation Committee believe that the Company's executive compensation program promotes each of these objectives. Additionally, the Executive Officer Compensation Committee and the Compensation Committee believe that the executive compensation program fosters long-term growth and accountability for performance.

     Elements of Compensation. Under the Company's executive compensation program, each of the executive officers of the Company receives compensation in the form of: (i) a base salary; (ii) an annual performance bonus; and (iii) stock options. The Company's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the Company's 401(k) plan.

     Under the Company's Executives' Deferred Compensation Plan, each executive officer has the right to elect to have a portion of his performance bonus invested in Common Shares, the payment of which is deferred until a future date. The Company believes that the Executives' Deferred Compensation Plan serves to further align the interests of the executive officers with the Company's shareholders.

     Chief Executive Officer Compensation. The base salary paid to the Chief Executive Officer in 2001 was commensurate with the base salary paid to chief executive officers of other publicly traded, national and regional homebuilders.

     The performance bonus for the Chief Executive Officer for 2001 was awarded in accordance with the Company's Executive Officers Compensation Plan, which plan was approved by the Company's shareholders at the 1999 annual meeting. Pursuant to the terms of the aforesaid compensation plan, the Executive Officer Compensation Committee established the Award Formula (as defined in the plan) and the Performance Goals (also as defined) for the Chief Executive Officer for 2001. The Award Formula was based upon the Company's achievement of Performance Goals in the following areas: (i) achieving specified levels of net income; (ii) return on shareholders' equity; and (iii) achieving specified homeowner satisfaction ratings as measured by homeowner surveys conducted by the Company. The total amount that could be earned by the Chief Executive Officer was capped at five times his annual base salary.

     In 2001, the Company achieved record net income, return on beginning equity exceeded 24% and homeowner satisfaction ratings exceeded 99%. As a result, the Chief Executive Officer earned the maximum performance bonus available in 2001. The Chief Executive Officer invested a portion of his performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan.

     Other Executive Officers' Compensation. The average base salary paid to the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer in 2001 was commensurate with the base salaries paid to persons holding comparable positions with other publicly traded, national and regional homebuilders.

     Pursuant to the Executive Officers Compensation Plan, the Executive Officer Compensation Committee established the Award Formulas and the Performance Goals for the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer for 2001. The Award Formulas for each of these executive officers were based upon the Company's achievement of Performance Goals in the following areas: (i) achieving specified levels of net income; (ii) return on shareholders' equity; and (iii) achieving specified homeowner satisfaction ratings as measured by homeowner surveys conducted by the Company. The total amount that could be earned by each of the President and the Chief Operating Officer was capped at three and one half times their annual base salaries. The total amount that could be earned by the Senior Vice President/ Chief Financial Officer was capped at one and three quarters times his annual base salary.

     In 2001, the Company achieved record net income, return on beginning equity exceeded 24% and homeowner satisfaction ratings exceeded 99%. As a result, the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer each earned the maximum performance bonus available in 2001. The President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer each invested a portion of his performance bonus in Common Shares pursuant to the Executives' Deferred Compensation Plan. In 2001, the Senior Vice President/Chief Financial Officer also received a $50,000 discretionary bonus based on his outstanding performance as the Chief Financial Officer.

     Stock Options. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the financial performance of the Company, the executive officer's ability to influence the Company's overall performance and his position. Options are intended to motivate executive officers to improve the Company's financial results and stock performance and to retain executive officers. In 2001, the Compensation Committee approved the award of nonqualified stock options for 68,500 Common Shares at $32.75 per share (the closing price on the date of grant) to the Named Executive Officers (see "-- Option Grants in Last Fiscal Year"). The nonqualified stock options vest at a rate of 20% per year over the first five years and lapse after ten years unless sooner exercised or forfeited.

     Section 162(m) Compliance. Section 162(m) of the Code places certain restrictions on the amount of compensation in excess of $1,000,000 which may be deducted for each executive officer. In 1999, the Company adopted the Executive Officers Compensation Plan and constituted the Executive Officer Compen-sation Committee (which consists solely of outside directors for purposes of Section 162(m)) to comply with Section 162(m) and to further ensure that compensation paid to executive officers in excess of $1,000,000 will be fully deductible. The Company believes that all compensation paid to the executive officers in excess of $1,000,000 will be fully deductible.

COMPENSATION COMMITTEE:                         EXECUTIVE OFFICER COMPENSATION COMMITTEE:
Norman L. Traeger (Chairman)                    Friedrich K. M. Bohm (Chairman)
Kerrii B. Anderson                              Thomas D. Igoe
Friedrich K. M. Bohm                            Jeffrey H. Miro
Thomas D. Igoe                                  Lewis R. Smoot, Sr.
Jeffrey H. Miro                                 Norman L. Traeger
Irving E. Schottenstein
Robert H. Schottenstein
Steven Schottenstein
Lewis R. Smoot, Sr.

PERFORMANCE GRAPH
     This graph charts the Company's performance in the form of cumulative total return to shareholders from December 31, 1996 until December 31, 2001 in comparison to (i) Standard and Poor's 500, and (ii) the cumulative return on the common stock of five publicly traded peer issuers, including Beazer Homes USA, Inc., Crossmann Communities, Inc., Hovnanian Enterprises, Inc., MDC Holdings, Inc. and NVR, Inc. (the "Peer Group"). In 2001, Washington Homes, Inc., which was formerly included in the Peer Group, merged with and into Hovnanian Enterprises, Inc.
[PERFORMANCE GRAPH]

                             Peer Group              M/I Schottenstein Homes, Inc.(1)           S&P 500
12/31/96                            100                                          100                100
12/31/97                         154.13                                       170.45             133.36
12/31/98                         218.88                                       201.92             171.48
12/31/99                         174.04                                       144.53             207.56
12/31/00                         366.69                                       227.07             188.66
12/31/01                         601.75                                       469.78             166.24

                                       -----------------------------------------------------------------------------
                                           12/31/96     12/31/97     12/31/98     12/31/99     12/31/00     12/31/01
--------------------------------------------------------------------------------------------------------------------
 M/I Schottenstein Homes, Inc. (1)         100         170.45       201.92       144.53       227.07       469.78
--------------------------------------------------------------------------------------------------------------------
 S&P 500                                   100         133.36       171.48       207.56       188.66       166.24
--------------------------------------------------------------------------------------------------------------------
 Peer Group                                100         154.13       218.88       174.04       366.69       601.75
--------------------------------------------------------------------------------------------------------------------

---------------
(1) Assumes that the value of the Common Shares and the indices was 100 on December 31, 1996 and that all dividends were reinvested.

REPORT OF THE AUDIT COMMITTEE

     General. In accordance with the Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the 2001 fiscal year, the Audit Committee met four times. In addition, the committee chair, as representative of the Audit Committee, met quarterly with the Company's senior financial management and Deloitte & Touche LLP, the Company's independent accountants and auditors, and discussed the Company's interim financial information prior to public release.

     Review and Discussion with Independent Accountants and Auditors. In fulfilling its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between Deloitte & Touche LLP and the Company that might bear on Deloitte & Touche LLP's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Deloitte & Touche LLP any relationships that may impact Deloitte & Touche LLP's objectivity and independence and satisfied itself as to Deloitte & Touche LLP's independence. The Audit Committee also discussed with management, the internal auditors and Deloitte & Touche LLP the quality and adequacy of the Company's internal controls. In addition, the Audit Committee reviewed and discussed with Deloitte & Touche LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of Deloitte & Touche LLP's examination of the consolidated financial statements. The Audit Committee also discussed the results of the Company's internal audits conducted throughout the year.

     Review with Management. The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2001 with management. Management has the responsibility for the preparation of the Company's consolidated financial statements, and Deloitte & Touche LLP has the responsibility for the examination of those statements.

     Audit Fees. The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2001 fiscal year (collectively, the "Audit Services") were $205,000.

     Financial Information Systems Design and Implementation Fees. Deloitte & Touche LLP did not render any professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01) (the "Financial Information Systems Design and Implementation Services") during the 2001 fiscal year for the Company.

     All Other Fees. The aggregate fees billed for services rendered to the Company by Deloitte & Touche LLP, other than the Audit Services and the Financial Information Systems Design and Implementation Services, for the 2001 fiscal year (the "Other Services") were $72,000, including audit related services of $13,000 and non-audit related services of $59,000. The audit related services include fees for consents and for the audit of the Company's 401(k) plan, and the non-audit related services include fees for tax compliance and tax planning.

     Conclusion. Based on the reviews and discussions with management and Deloitte & Touche LLP noted above, the Audit Committee recommended to the Board (and the Board approved) that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to be filed with the Commission. The Audit Committee also determined that the provision of the Other Services was compatible with maintaining Deloitte & Touche LLP's independence.

                                        AUDIT COMMITTEE:

                                        Thomas D. Igoe (Chairman)
                                        Kerrii B. Anderson
                                        Friedrich K. M. Bohm
                                        Lewis R. Smoot, Sr.
                                        Norman L. Traeger

                             SHAREHOLDER PROPOSALS

     Any proposals of shareholders which are intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by November 13, 2002 to be eligible for inclusion in next year's proxy statement. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission. If a shareholder intends to present a proposal at the 2003 Annual Meeting of Shareholders, but has not sought the inclusion of such a proposal in the Company's proxy statement, such proposal must be received by the Company at its principal executive offices by January 27, 2003, or the Company's management proxies will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy statement.

                            EXPENSES OF SOLICITATION

     Other than the Internet and telephone service access fees or charges described above, the entire expense of this solicitation of proxies, including preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. Proxies may be solicited personally or by telephone, mail or telegraph. Officers or employees of the Company may assist with personal or telephone solicitations and will receive no additional compensation. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Common Shares.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote and act according to their best judgments in light of the conditions then prevailing.

     You are urged to sign, date and return the enclosed proxy card in the envelope provided, or alternatively, vote your proxy electronically via the Internet or telephonically. No postage is required if the envelope provided is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your Common Shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                          By Order of the Board of Directors,

                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

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SKU# 4470-PS-02
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                                   DETACH HERE

                                      PROXY

                          M/I SCHOTTENSTEIN HOMES, INC.
                       3 EASTON OVAL, COLUMBUS, OHIO 43219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 2002

    The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 18, 2002, or any adjournment thereof, and to vote all Common Shares of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

    THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIVE IS MADE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTORS AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2002. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated March 13, 2002, the Proxy Statement furnished therewith, and the Annual Report of M/I Schottenstein Homes, Inc. for the fiscal year ended December 31, 2001. Any proxy heretofore given to vote the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

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SEE REVERSE  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY     SEE REVERSE
  SIDE                    IN THE ENCLOSED ENVELOPE.                            SIDE
-----------                                                                 -----------

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      ----------------------------------                                 --------------------------
      VOTE BY TELEPHONE                                                  VOTE BY INTERNET
      ----------------------------------                                 --------------------------

      It's fast, convenient and immediate!                               It's fast, convenient and your vote is immediately
      Call Toll-Free on a Touch-Tone Phone                               confirmed and posted.
      1-877-PRX-VOTE (1-877-779-8683).

      FOLLOW THESE FOUR EASY STEPS:                                      FOLLOW THESE FOUR EASY STEPS:

      1.   READ THE ACCOMPANYING PROXY                                   1.   READ THE ACCOMPANYING PROXY
           STATEMENT AND PROXY CARD.                                          STATEMENT AND PROXY CARD.

      2.   CALL THE TOLL-FREE NUMBER                                     2.   GO TO THE WEBSITE
           1-877-PRX-VOTE (1-877-779-8683).                                   HTTP://WWW.EPROXYVOTE.COM/MHO

      3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED              3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED
           ON YOUR PROXY CARD ABOVE YOUR NAME.                                ON YOUR PROXY CARD ABOVE YOUR NAME.

      4.   FOLLOW THE RECORDED INSTRUCTIONS.                             4.   FOLLOW THE INSTRUCTIONS PROVIDED.

      ---------------------------------------------------------          -------------------------------------------------------

      YOUR VOTE IS IMPORTANT!                                            YOUR VOTE IS IMPORTANT!
      Call 877-PRX-VOTE anytime!                                         Go to http://www.eproxyvote.com/mho anytime!

                               DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET
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                                                                DETACH HERE

        PLEASE MARK
 [X]    VOTES AS IN
        THIS EXAMPLE


1.  To elect the nominees named below as                 2.   To ratify the appointment of     FOR        AGAINST     ABSTAIN
    directors.                                                Deloitte & Touche LLP as the
                                                              independent accountants and      [ ]          [ ]         [ ]
    NOMINEES:     (01) Phillip G. Creek,                      auditors for fiscal
                  (02) Irving E. Schottenstein,               year 2002.
                  (03) Norman L. Traeger

                FOR                   WITHHELD
         [ ]    ALL            [ ]    FROM ALL
                NOMINEES              NOMINEES


                 ______________________________________
         [ ]     For all nominees except as noted above

                                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]


                                                                     Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by president or other authorized person.


Signature: _______________________________  Date: __________      Signature: _______________________________  Date: __________


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